ADVANCED SERIES TRUST

AST Mid-Cap Value Portfolio

Supplement dated August 28, 2024 to the

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated May 1, 2024, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for the AST Mid-Cap Value Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolio available under your variable contract, please refer to your contract prospectus.

Reorganization

On August 23, 2024, the Board of Trustees of the Trust (the Board) approved the reorganization (the Reorganization) of the Portfolio into the AST Large-Cap Value Portfolio (the Acquiring Portfolio), a series of the Trust. The Reorganization is subject to approval by the shareholders of the Target Portfolio.

A proxy statement/prospectus relating to the Reorganization will be mailed to the shareholders of the Portfolio on or about October 9, 2024, and that the special meeting of the Portfolio’s shareholders will be held on or about November 26, 2024.

If approved by the Portfolio’s shareholders, pursuant to a plan of reorganization, the assets and liabilities of the Portfolio would be exchanged for shares of the Acquiring Portfolio, and Portfolio shareholders would become shareholders of the Acquiring Portfolio. No charges are imposed in connection with the proposed Reorganization. The Acquiring Portfolio shares to be received by the Portfolio shareholders in the proposed Reorganization would be equal in value to the Portfolio shares held by such shareholders immediately prior to the proposed Reorganization.

If the required shareholder approvals are obtained and all required closing conditions are satisfied, it is expected that the proposed Reorganization will be completed in, or around, the fourth quarter of 2024, or as soon as reasonably practicable once shareholder approval is obtained.

In connection with the Reorganization, the Board also approved the following changes to the Acquiring Portfolio, which are contingent on shareholder approval of the Reorganization: (i) new subadvisory agreements with ClearBridge Investments, LLC, Dimensional Fund Advisors, LP, J.P. Morgan Investment Management Inc. and Putnam Investment Management, LLC, to serve as additional subadvisers to the Acquiring Portfolio alongside Hotchkis and Wiley Capital Management, LLC; (ii) certain revisions to the principal investment strategies of the Acquiring Portfolio to reflect the different mix of subadvisers to the Acquiring Portfolio; and (iii) revisions to the Acquiring Portfolio’s management fee schedule, which are expected to lower the Acquiring Portfolio’s effective management fee.

Contract owners will be allowed one free transfer out of the Portfolio during the period within 60 days of the effective date of the Reorganization (i.e., from 60 days before to 60 days after the effective date of the Reorganization).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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